Exhibit 99.1

KindlyMD® Announces NASDAQ Ticker Symbol Change to ‘NAKA’ Effective May 23, 2025

Reflects Strategic Alignment with Bitcoin-Focused Growth Plans through Proposed Merger with Nakamoto

SALT LAKE CITY, UT, May 23, 2025 – KindlyMD, Inc. (NASDAQ: NAKA) (NASDAQ: KDLY) (“KindlyMD” or the “Company”), a leading provider of integrated healthcare services, today announced it has changed its ticker from “KDLY” to “NAKA” on the Nasdaq Stock Exchange. The ticker for the Company’s tradable warrants has also been changed from “KDLYW” to “NAKAW”. The Company’s common stock and warrants will begin trading under the new tickers beginning today, Friday, May 23, 2025.

The change reflects the Company’s new vision to adopt a Bitcoin treasury strategy through its proposed merger with Nakamoto Holdings Inc. (“Nakamoto”), a Bitcoin-native holding company. The ticker change also follows the recent approval of the merger agreement and related transactions by the Company’s majority shareholders and the approval by the Utah Department of Commerce for the Company to do business under the name “Nakamoto”.

“KindlyMD’s new ticker symbol pays homage to Satoshi Nakamoto, the father of Bitcoin. Like prominent financial institutions of the past, we believe that the name ‘Nakamoto’ and its legacy will become renowned,” said David Bailey, Founder and CEO of Nakamoto. “We are grateful that KindlyMD shares this vision and is excited to forge this next chapter with us.”

Tim Pickett, CEO of KindlyMD, added, “We are excited to unveil the ticker that will define our partnership with Nakamoto. This ticker change allows us to unite our patient-first healthcare mission with Nakamoto’s deep expertise in Bitcoin, creating new opportunities for innovation, growth, and long-term value for our shareholders.”

As of May 23, 2025, KindlyMD’s securities trading, regulatory filings, and market-related information will be reported under the new symbols “NAKA” and “NAKAW”. No action is required by existing shareholders with respect to the ticker symbol change.

About Nakamoto

Nakamoto is a Bitcoin treasury company building a global portfolio of Bitcoin-native companies. Nakamoto plans to establish the first publicly traded conglomerate of Bitcoin companies by accumulating Bitcoin in its treasury and by leveraging its treasury to acquire and develop an ecosystem of Bitcoin companies across finance, media, advisory and more. The company aims to provide commercial and financial infrastructure for the next generation of capital markets. For more information, please visit nakamoto.com.

About KindlyMD

KindlyMD is a patient-first healthcare and healthcare data company redefining value-based care and patient-centered medical services. KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide algorithmic guidance on the use of alternative medicine in healthcare. KindlyMD provides a patient-focused healthcare experience that integrates traditional medical evaluation and management with mental health integration and compliant alternative medicine education and inclusion. It focuses on creating personalized care plans for each individual that get people back to work and life faster, reduce opioid use, and yield high patient satisfaction.

Its specialty outpatient clinical services are reimbursed by Medicare, Medicaid, and commercial insurance contracts as well as offered on a fee-for-service basis. For more information, please visit www.kindlymd.com.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this release that address activities, events or developments that KindlyMD or Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed merger and related transactions, (collectively, the “Transactions”) the expected closing of the proposed Transactions and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including the management team and board of directors of the combined company and expected use of proceeds from the Transactions, and any post-closing transactions contemplated between the combined company and BTC Inc (and/or UTXO, LLC through BTC Inc). Information adjusted for the proposed Transactions should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this release. These include the risk that KindlyMD and Nakamoto businesses (which may include the businesses of BTC Inc and/or UTXO in the future, as applicable) will not be integrated successfully and the risk that KindlyMD or the applicable governing bodies of BTC Inc and/or UTXO may not pursue or approve the terms of an acquisition of BTC Inc and/or UTXO; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of KindlyMD may not approve the issuance of new shares of KindlyMD common stock in the Transactions or that shareholders of KindlyMD may not approve the Transactions; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the merger agreement, the subscription agreements of the convertible debt purchase agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transactions; the parties do not receive regulatory approval of the Transactions; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the merger agreement relating to the Transactions; the risk that changes in KindlyMD’s capital structure and governance could have adverse effects on the market value of its securities; the ability of KindlyMD and Nakamoto to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on KindlyMD and Nakamoto’s operating results and business generally; the risk the Transactions could distract management from ongoing business operations or cause KindlyMD and/or Nakamoto to incur substantial costs; the risk that KindlyMD may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond KindlyMD’s and Nakamoto’s control, including those detailed in KindlyMD’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of KindlyMD filed, or to be filed, with the SEC that are or will be available on KindlyMD’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that KindlyMD and Nakamoto believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither KindlyMD or Nakamoto undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts

Media Contacts

For Nakamoto:

Carissa Felger/Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

For KindlyMD:

Valter Pinto, Managing Director

KCSA Strategic Communications

(212) 896-1254

KindlyMD@KCSA.com